UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2018

First Capital Real Estate Trust Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

1407 Broadway 28th Floor New York, NY 10018
(Address, including zip code, of Principal Executive Offices)
(917) 475-9646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Suneet Singal as Treasurer

On October 12, 2018, Suneet Singal resigned from his role as treasurer of First Capital Real Estate Trust Incorporated (the “Company”). Mr. Singal will continue to serve in his capacity as the Company’s chief executive officer, secretary and chairman of the Board of Directors (the “Board”).

Election of Manny Foutoulis as Treasurer

On October 12, 2018, the Board elected Manny Foutoulis to serve as the Company’s treasurer, effective as of that same date. Prior to joining the Company, Mr. Foutoulis, 44, was the Treasury Manager at Paramount Group, Inc. from December 2016 to September 2018, and before that, he was the Assistant Treasury Manager from March 2007 to December 2016 at American International Group Inc. (AIG). Mr. Foutoulis received a B.S. in Finance from The College of Staten Island (CUNY) and an MBA in Corporate Finance from Adelphi University.

Mr. Foutoulis does not own any shares of the Company’s common stock, and there are no related party transactions involving Mr. Foutoulis that are reportable under Item 404(a) of Regulation S-K.

Election of Richard Klee as Chief Operating Officer

On October 12, 2018, the Board elected Richard Klee to serve as the Company’s Chief Operating Officer, effective as of October 22, 2018. Mr. Klee, 58, was the Global Treasurer at Ness Technologies, Inc. from May 2018 to October 2018. Prior to that he was the Director Global Treasury at Scholastic Corporation from September 2017 to August 2018 and the Assistant Treasurer at W.P. Carey Inc. from June 2011 to March 2016. Mr. Klee is a Certified Treasury Professional (CTP) and holds a B.S. in Accounting from Queens College.

Mr. Klee does not own any shares of the Company’s common stock, and there are no related party transactions involving Mr. Klee that are reportable under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: October 18, 2018	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer, Chairman of the Board of Directors and Secretary

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